UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. ________)

Filed by the Registrant           ☒

Filed by a Party other than the Registrant      ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

CPI AEROSTRUCTURES, INC.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

CPI AEROSTRUCTURES, INC. c/o Continental Proxy Services 1 State Street, New York NY 10004

You May Vote Your Proxy When You View The

Material On The Internet. You Will Be Asked

To Follow The Prompts To Vote Your Shares.

CPI AEROSTRUCTURES, INC.

91 Heartland Blvd

Edgewood, New York 11717

NOTICE OF ANNUAL MEETING

OF SHAREHOLDERS

to be held on

June 24, 2025

*Shareholders are cordially invited to attend the Annual Meeting and vote in person. At the meeting, you will need to request a ballot to vote your shares.

Dear Shareholder,

The 2025 Annual Meeting of Shareholders of CPI Aerostructures, Inc. (the “Company”) will be held at 91 Heartland Blvd, Edgewood, New York 11717, on Tuesday, June 24, 2025, at 1:00 p.m. (local time).

Proposals to be considered at the Annual Meeting:

(1)	To elect to the Company’s Board of Directors, three persons nominated by the Company’s Board of Directors as Class III directors to serve until the term of the Class III directors ends in 2028;

(2)	To approve, on an advisory basis, the compensation of the Company’s Named Executive Officers;

(3)	To approve the adoption of the Company’s 2025 Long-Term Incentive Plan;

(4)	To ratify the appointment of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025; and

(5)	To address such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Board of Directors recommends a vote “FOR” the three nominees under Proposal 1 and “FOR” Proposals 2, 3 and 4.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card.

PHONE – 1 (866) 894-0536 Use a touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.	Vote Your Proxy on the Internet: Go to http://www.cstproxyvote.com Have your notice available when you access the above website. Follow the prompts to vote your shares.

The Proxy Materials are available for review at:	CONTROL NUMBER
https://www.cstproxy.com/cpiaero/2025

CPI AEROSTRUCTURES, INC.

91 Heartland Blvd, Edgewood, NY 11717

Important Notice Regarding the Availability of Proxy Materials

For the 2025 Annual Meeting of Shareholders to be Held on June 24, 2025

The following Proxy Materials are available to you to review at:

https://www.cstproxy.com/cpiaero/2025

-	the Company’s Annual Report for the year ended December 31, 2024.
-	the Company’s 2025 Annual Meeting of Shareholders Proxy Statement.
-	the Proxy Card.
-	any amendments to the foregoing materials that are required to be furnished to shareholders.

This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you would like to receive a paper or email copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before June 10, 2025 to facilitate a timely delivery. You may also request that you receive paper copies of all future proxy materials from the Company.

ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your Control Number.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call 1-888-266-6791, or

By logging on to https://www.cstproxy.com/cpiaero/2025 or

By email at: proxy@continentalstock.com

Please include the company name and your control number in the subject line.